The Mosaic Company
Earnings Conference Call – 3
rd
Quarter Fiscal 2012
Thursday, March 29, 2012
Exhibit 99.2
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico;
further developments in judicial or administrative proceedings; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities;
adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement

Ongoing business strength
despite near-term market challenges
Strong execution Market impacts
South Fort Meade litigation
resolved [pending court approval]
Lower potash volumes
Potash expansion on track Higher raw materials costs
MicroEssentials
®
expansion on
track for 4Q12 completion
Operational excellence delivering
benefits
Increased dividend 150%*
*The declaration and payment of future dividends is subject to approval by Mosaic’s Board of Directors.
These can be no assurance that the Company and Board of Directors will declare future dividends.

Resolving Near-term Market Challenges • Indian subsidy known • China-Canpotex contract signed • Phosphate raw material spot prices down Long-term market conditions remain attractive

Expecting a strong spring
season in North America
• Farm economics remain compelling
• Farmers have incentive to plant more
acres and maximize yields
• Expect  early start due to warm weather
Mosaic is well positioned for the spring
season

Fourth quarter outlook
The issue is timing, not tonnes

Price risk aversion remains high, impacting timing of fertilizer purchases and willingness to hold inventories
Potash Fourth Quarter 2012 Guidance
Sales volume 1.7 – 2.2 million tonnes
MOP selling price $420
–
$450 per tonne
Up from 1.1 million tonnes in 3Q
Reflecting mix change from 3Q
Phosphates Fourth Quarter 2012 Guidance
Sales volume 2.3 – 2.7 million tonnes
DAP selling price $460 - $490 per tonne
~Flat with 2.6 million tonnes in 3Q
Down from $536 per tonne in 3Q

Financial Results Review 7

Net Sales reflect delayed purchasing

Q3 FY12
Q3 FY12 vs.
Q3 FY11
Revenue $2.2 billion (1)%
Phosphates $1.7 billion 13%
Potash $553 million (27) %
• Phosphates sales volume:
– 2.6 million tonnes, up 9%
• DAP price (FOB Central FL):
– $536 / tonne, down 1%
• Potash sales volume:
– 1.1 million tonnes, down 41%
• MOP price (FOB Mine):
– $453 / tonne, up 27%

Earnings reflect higher Phosphates raw
material costs and lower Potash volumes

Q3 FY12 Gross margin
Q3 FY12 vs.
Q3 FY11
Consolidated 24% $522 million (39)%
Phosphates 16% $259 million (43)%
Potash 49% $270 million (34)%

Net Earnings and EPS Reported Earnings ($ in million except per share) Q3 FY12 Earnings Before Taxes $355 Net Earnings $273 EPS $0.64 Impact of Notable Items $(0.08) 10

Potash Segment Highlights

In millions, except MOP price Q3 FY12 Q2 FY12 Q3 FY11
Net sales $553 $839 $758
Gross Margin $270 $394 $412
Percent of net sales 49% 47% 54%
Operating earnings $234 $358 $414
Sales volumes 1.1 1.8 1.9
Production volume 1.8 1.8 2.0
Production operating rate 79% 78% 90%
Avg MOP selling price $453 $440 $358
Third quarter year over year highlights:
• Operating earnings reflect lower sales volumes; expected to resume in 4Q
• Operating rates reflect announced curtailments of up to 20% in January through March 2012
• Average selling price driven by industrial and export average price increases Q/Q
0
100
200
300
400
500
600
Q3 FY11 OE Sales       Sales volumes
price
Resource
taxes
Other Q3 FY12 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Phosphates Segment Highlights

In millions, except DAP price Q3 FY12 Q2 FY12 Q3 FY11
Net sales $1,652 $2,179 $1,458
Gross Margin $259 $476 $454
percent of net sales 16% 22% 31%
Operating earnings $190 $432 $372
Sales volumes 2.6 3.2 2.4
NA production volume (a) 2.0 2.1 2.0
Finished product
operating rate
81% 86% 83%
Avg DAP selling price $536 $611 $543
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Third quarter year over year highlights:
• Operating earnings are down 49 percent, primarily as a result of higher raw material costs reflected in the income statement
• Full benefits from the Faustina ammonia plant are expected to be realized in Q4 FY12
• Finished product operating rate of 81 percent includes the impact of the previously announced curtailment of
250,000 tonnes in January through March 2012
0
50
100
150
200
250
300
350
400
450
500
Q3 FY11
OE
Sales
price
Sales
volumes
Raw
materials
Other Q3 FY12
OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Phosphate Raw Material Costs

Ammonia
$/tonne
Realized costs of raw materials in COGS lag spot prices by approximately 3 months. Realized ammonia costs, in most periods shown, include a benefit of our manufacture of ammonia at Faustina.
$431
$589
$0
$200
$400
$600
$800
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Realized in COGS Average Purchase Price

Phosphate Raw Material Costs

Sulfur Costs
$/long ton
Realized costs of raw materials in COGS lag spot prices by approximately 3 months. Sulfur realized prices include storage, conversion and transformation costs of $10 - $15 / ton.
$228
$211
$0
$100
$200
$300
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Realized in COGS Average Purchase Price

Phosphate Rock Sourcing

Rock Mix used in U.S. Operations
$-
$25
$50
$75
$100
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
US mined rock Purchased Miski Mayo rock Other purchased rock

Category Guidance – Fiscal 2012
Potash
Q4 Sales volume 1.7 – 2.2 million tonnes
Q4 MOP selling price $420 – $450 per tonne
Q4 Operating rate above 70 percent
Phosphates
Q4 Sales volume 2.3 – 2.7 million tonnes
Q4 DAP selling price $460 - $490 per tonne
Q4 Operating rate above 80 percent
Capital Expenditures $1.6 - $1.7 billion
Canadian Resource Taxes and Royalties $310 – $360 million
SG&A $400 – $430 million
Effective Tax Rate Upper 20 percent range
Financial Guidance Summary

The Mosaic Company Thank you

Earnings Sensitivity to Key Drivers (a)

Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne) $50 $313 $0.51
Potash Volume (000 tonnes) 500 $159 $0.26
DAP Price ($/tonne)
$50 $407 $0.66
Phosphates Volume (000 tonnes)
500 $99    $0.16
Sulfur ($/lt)
$25 $86 $0.14
Ammonia ($/tonne) $25 $37 $0.06
Natural Gas ($/mmbtu) $1.00 $31 $0.05
(a) These factors do not change in isolation; actual results could vary from the above estimates